Exhibit 10(e)

Date: Mar 08, 1999                                                      Contract No.: 102922

FTS - I SERVICE AGREEMENT

This AGREEMENT is entered into by ANR PIPELINE COMPANY (Transporter) and NORTH SHORE GAS COMPANY (Shipper).

WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below, together with the terms and conditions of Transporter's applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

1. AUTHORITY FOR TRANSPORTATION SERVICE:

(284B = Section 311; 284G = Blanket)

284G

2. RATE SCHEDULE: Firm Transportation Service (FTS - 1)

3. CONTRACT QUANTITIES:

Primary Route- See Exhibit attached hereto

Such contract quantities shall be reduced for scheduling purposes, but not for billing purposes, by the Contract Quantities that Shipper has released through Transporter's capacity release program for the period of any release.

4. TERM OF AGREEMENT:

Nov 01, 1999 to

Oct 31, 2003

5. RATES:

Maximum rates, charges, and fees shall be applicable for the entitlements and quantities delivered pursuant to this Agreement unless Transporter has advised Shipper in writing or by GEMStm, that it has agreed otherwise.

Date: Mar 08, 1999                                                      Contract No.: 102922

It is further agreed that Transporter may seek authorization from the Commission and/or other appropriate body at any time and from time to time to change any rates, charges or other provisions in the applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff, and Transporter shall have the right to place such changes in effect in accordance with the Natural Gas Act. This Agreement shall be deemed to include such changes and any changes which become effecti

6. INCORPORATION BY REFERENCE:

The provisions of Transporter's applicable Rate Schedule and the General Terms and Conditions of Transporter's FERC Gas Tariff are specifically incorporated herein by reference and made a part hereof.

7. NOTICES:

All notices can be given by telephone or other electronic means, however, such notices shall be confirmed in writing at the addresses below or through GEMtm. Shipper and Transporter may change the addresses below by written notice to the other without the necessity of amending this Agreement:

TRANSPORTER:

ANR PIPELINE COMPANY

500 Renaissance Center

Detroit, Michigan 48243

Attentions: Gas Control (Nominations)

Volume Management (Statements)

Cash Control (Payments)

Customer Administration (All Other Matters)

Date: Mar 08, 1999                                                      Contract No.: 102922

SHIPPER:

NORTH SHORE GAS COMPANY

C/O PEOPLES GAS LIGHT & COKE

130 E RANDOLPH 22ND FLR

CHICAGO, IL 60601-6207

Attention: JEROME SLECHTA

Telephone: 312-240-4362

Fax: 312-240-4211

INVOICES AND STATEMENTS:

NORTH SHORE GAS COMPANY

C/O PEOPLES GAS LIGHT & COKE

130 E RANDOLPH 22ND FLR

CHICAGO, IL 60601-6207

Attention: FRANK ROSELLNI

Telephone: 312-240-4279

Fax: 312-240-4394

NOMINATIONS:

NORTH SHORE GAS COMPANY

C/O PEOPLES GAS LIGHT & COKE

130 E RANDOLPH 22ND FLR

CHICAGO, IL 60601-6207

Attention: JEROME SLECHTA

Telephone: 312-240-4362

Fax: 312-240-4211

Date: Mar 08, 1999                                                      Contract No.: 102922

ALL OTHER MATTERS:

NORTH SHORE GAS COMPANY

C/O PEOPLES GAS LIGHT & COKE

130 E. RANDOLPH 22ND FLR

CHICAGO, IL 60601-6207

Attention: JEROME SLECHTA

Telephone: 312-240-4362

Fax: 312-240-4211

8. FURTHER AGREEMENT:

A. For all quantities of gas transported on the Primary Route up to the Primary Route MDQ under this Agreement, Shipper will be charged a Reservation Charge of $0.10 per dth on a 100% load factor basis inclusive of Volumetric Buyout/Buydown, Dakota and Transition Costs. In addition, for all quantities of gas transported, Shipper will be charged the Minimum Commodity Charge, ACA and fuel. Shipper shall not be responsible for GRI surcharges, unless and to the extent that Transporter

B. All quantities associated with Secondary Receipt Points, Secondary Delivery Points and Secondary Routes under this Agreement will be Maximum Tariff Rates plus all other related fees, surcharges and fuel unless mutually agreed to otherwise.

C. Shipper and Transporter have agreed to decrease the Winter MDQ from "40,000 dth/day" to "20,000 dth/day" under FTS- I Agreement 101471 effective November 1, 1999. The remaining Winter MDQ of 20,000 dth/day is reflected under this Agreement.

D. Consistent with provisions of its Tariff, Transporter is willing to contract on Shipper's behalf for capacity required on third party transporters, or for other services to effectuate Shipper's receipt of gas on third party facilities and delivery of gas to Transporter's facilities.

Date: Mar 08, 1999                                                      Contract No.: 102922

Shipper has advised Transporter of its desire to have Transporter act in such a capacity.

Shipper agrees to pay all charges related to such third party transportation arrangements pursuant to Transporter's Tariff.

E. To the extent Shipper desires to utilize receipt/delivery points pursuant to Part 284 B (Section 311 of the NGPA and Section 284.102 of the Commission's regulations), Shipper must execute a separate agreement with Transporter and Shipper must also certify that the transportation of gas will be on behalf of either an "intrastate pipeline" or a "local distribution company".

9. OPERATIONAL FLOW ORDERS:

Shipper hereby guarantees to Transporter that each contract it has entered into in connection with the Gas to be transported under this Agreement contains a provision that permits Transporter to issue an effective Operational Flow Order pursuant to Section 8 of the General Terms and Conditions, of Transporter's FERC Gas Tariff.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Officers or Representatives there unto duly authorized to be effective as of the date stated above.

SHIPPER: NORTH SHORE GAS COMPANY

By: /s/ William E. Morrow

Title: Vice President

Date: July 16, 1999

TRANSPORTER: ANR PIPELINE COMPANY

By: /s/ John T. Donaldson, Jr.

Title: Vice President

Date: August 19, 1999

Contract No: 102922
PRIMARY ROUTE EXHIBIT	Rate Schedule: FTS-1
To Agreement Between	Contract Date: Mar 08, 1999
ANR PIPELINE COMPANY (Transporter)	Amendment Date:
AND NORTH SHORE GAS COMPANY (Shipper)
Receipt	Delivery	Annual	Winter	Summer
Number	Number	MDQ	MDQ	MDQ
Name	Name	(DTH)	(DTH)	(DTH)

246067	183670	0	20000	0
WILL COUNTY INT	HAMPSHIRE INT
FROM: Nov 01, 1999	TO: Oct 31, 2003